EXHIBIT 16 to 8-K report dated January 17, 1996











January 17, 1996



Securities and Exchange Commission
Mail Stop 9-5
450 5th Street, N.W.
Washington  DC  20549

Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of Form 8-K of TCI International, Inc. dated January 17, 1996.


Yours truly,

Deloitte & Touche LLP